NCR CORPORATION
                                MASTER AGREEMENT


                                                                  __10180389____
                                                                 Customer Number

                           ____Ipswich Savings Bank__
                           Your Business Name ("you")

                            _____23 Market Street____
                                 Street Address

                         ________Ipswich, MA 10938_____
                               City State Zip Code

                        ---------------------------------
                                 Effective Date





                                    CONTENTS
                                    --------
1 - Definitions                                   8 - Your Obligations
2 - Orders, Addenda, and Contract Formation       9 - Product Evaluation
3 - Delivery and Installation                    10 - Defense of Infringement
                                                      Claims
4 - Prices, Invoice, Payment, Taxes, and Title   11 - NCR's Liability
5 - Services                                     12 - Dispute Resolution
6 - License to Use Software and Deliverables     13 - Miscellaneous Terms
7 - Warranties



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1.0            DEFINITIONS
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1.1      "Agreement" means this Master Agreement.

1.2      "Addendum" is defined in Section 2.1.

1.3      "Contract" is defined in Section 2.3.

1.4      "Deliverables" is defined in Section 5.3.

1.5 "Equipment" means hardware and associated peripherals and features that you acquire from NCR.

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1.6 "NCR Product Specifications" means NCR's official published specifications for Products when you acquire them (which NCR will provide to you upon request), and the documentation which NCR includes with Products delivered to you.

1.7            "NCR" means NCR Corporation.

1.8            "Policies" is defined in Section 2.2.

1.9            "Products" means Equipment, Software, Services, Deliverables, and Supplies.

1.10           "Services" means those services that you acquire from NCR, including those described in Section 5.0.

1.11           "Software" means computer programs in any form that you acquire from NCR, but does not include diagnostic software as set out in
                Section 6.3

1.12           "Supplies" means consumable items that you acquire from NCR.


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2.0            ORDERS, ADDENDA, AND CONTRACT FORMATION
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2.1 Scope; Addenda -- This Agreement establishes general terms and conditions that apply to your acquisition (directly or through a leasing company) of Products for your use. This Agreement does not authorize you to acquire Products for resale or redistribution. In the future, you and NCR may agree to additional terms covering a specific transaction. These terms will be contained in an "Addendum" (which may be called an Addendum, "Statement of Work," or other name).

2.2 NCR Policies -- This Agreement refers to a number of NCR policies ("Policies"). These are written policies that apply to NCR's customers generally. They contain supplemental details of NCR's Products (for example, details regarding Services and Software usage terms) and the way that NCR interacts with its customers (for example, NCR's credit policies). These Policies are incorporated into this Agreement as if they were written in it. NCR will give you copies at your request. Changes to these Policies affect only Contracts (defined in the next Section) which you and NCR subsequently create or which renew; they do not change Contracts in place at the time of the change during such Contracts' then-current terms.

2.3 Contracts -- This Agreement, standing alone, does not constitute an obligation to buy or provide Products except and until you and NCR enter into an Addendum, purchase order, or other document that contains terms and conditions, such as Products being ordered, quantities, prices, delivery schedules, and discounts, which apply only to a specific transaction. This Agreement and each set of transaction-specific documentation will together constitute a "Contract" between you and NCR that is a binding agreement separate from other Contracts. NCR may accept written or oral orders. NCR accepts an order when it signs the order or acknowledges it by performance or otherwise. If NCR accepts a written order, the Contract includes the written order, this Agreement, the applicable Policies, and any applicable Addenda.


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Unless NCR specifically agrees in writing, any preprinted language on your order forms will not be a part of the Contract. If NCR accepts an oral order, the Contract includes this Agreement, the applicable Policies, any applicable Addenda, and the quantities, prices and product identifications confirmed on NCR's invoice or acknowledgment. If there is a conflict within any Contract, the following order of precedence will apply: first, the order, second, any applicable Addenda, third, Policies, and finally, this Agreement.

2.4 Other Software License Terms; Other Company's Products -- If NCR provides Software to you with a "shrink-wrap" or other license, those license terms are included in the Contract rather than the license terms in this Agreement. If NCR provides you with Equipment, Software, Deliverables, or Supplies that bear the logo or copyright of another company with warranty and/or support terms from the other company, the other company's terms are included in the Contract rather than those in this Agreement, and, unless specifically agreed in writing, NCR provides no warranty or support for these products. Upon your request, NCR will give you a copy of the terms discussed in this Section 2.4 before you order these products.

2.5 Invoiced Services -- In order to facilitate the continuation of Services at the end of a warranty period or maintenance Service term, NCR may offer to provide the Services by sending invoices covering them to the person you designate. These invoices will clearly describe the Services and identify the covered Products. If you want the Services, pay the invoices, or let NCR perform the Services. The Contract will include this Agreement, the applicable Policies, and the invoice terms. If you do not want the Services but your employees mistakenly pay the invoice or accept the Services, notify NCR within three months and NCR will cancel the Contract. If you have made any payments, NCR will refund them, less charges for time and materials which NCR has already provided. If you have not made any payments, NCR will charge you for time and materials which NCR has already provided.

2.6 Electronic Data Interchange ("EDI") -- NCR may provide EDI options, including electronic ordering, invoicing and payment. These options and NCR's acceptance of your electronic document will be governed by an EDI Addendum to this Agreement. If, however, you and NCR communicate electronically without executing an EDI Addendum, an identification code contained in an electronic document will be legally sufficient to verify the sender's identity and the document's authenticity as a signed writing.

2.7 Changes -- Each Contract is the complete agreement between you and NCR concerning transactions covered by it, and replaces any prior or contemporary oral or written communications. If you request that NCR cancel or modify a Contract (including changing delivery or installation dates or locations), you and NCR will negotiate in good faith new schedules and/or sufficient compensation to NCR for accommodating you. If no agreement is reached, the Contract will continue unmodified, and if you refuse to perform further or reject NCR's tender of Products, NCR may pursue its available remedies. No change to this Agreement or a Contract will be effective unless it is in writing and signed by authorized representatives of both you and NCR. Changes to Contracts should be made on NCR's change control form.

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


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3.0            DELIVERY AND INSTALLATION
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3.1 Delivery -- NCR will use commercially reasonable efforts to perform its obligations by dates included in a Contract. These dates are estimates only. NCR will inform you of delays as far in advance as reasonably possible. If NCR's performance is delayed (other than by a force majeure) for an unreasonable time, you may cancel delivery without penalty.

3.2 Location and Risk of Loss -- NCR will deliver Products to the location that you specify. If you select the shipping agent, the agent's receipt of the Products constitutes delivery. Risk of loss passes to you upon delivery. You agree to inspect Products when you receive them and to notify NCR promptly if there is any visible damage.

3.3 Installation -- NCR will notify you if Products require a special physical environment. You agree to provide that environment prior to installation. Upon request, NCR will provide installation Services which may be separately chargeable.


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4.0            PRICES, INVOICE, PAYMENT, TAXES, AND TITLE
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4.1 Prices -- Prices will be included in Contracts. If NCR announces a price increase for a Product which you have ordered and the Contract specifies delivery more than 120 days after the price increase becomes effective, NCR may increase your price for the Product. Price increases for Services or Software licensed for a periodic fee will only apply to subsequent billing periods.

4.2 Invoice and Payment -- Payment is due when you receive the invoice. NCR reserves the right to charge late fees if it does not receive payment within 30 days from the date of the invoice, at the rate of one and one-half percent per month, or up to the maximum allowed by law, whichever is less. If you do not pay after NCR notifies you of your default, NCR also may suspend or terminate applicable Services and repossess or reclaim the applicable Products without waiving NCR's right to payment.

4.3 Taxes and Other Charges -- Product prices exclude delivery and installation charges; charges associated with preparing your site; and all taxes (such as sales, use, and ad valorem taxes, and assessments after audit) other than NCR's net income or franchise taxes. If you qualify for tax exemptions, you must provide NCR with appropriate exemption documentation.

4.4 Title -- Title of Equipment passes to you on delivery, except if NCR stores purchased Equipment for you, title passes to you where and when storage occurs. NCR retains a purchase money security interest in each Product that you purchase until you pay for it. You appoint NCR as your agent to sign and file a financing statement to perfect NCR's security interest. In addition to NCR's retention of a purchase money security interest in Products, NCR may make its acceptance of orders subject to the entering into of additional mutually acceptable credit arrangements, which may include the making of advance payments.


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

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5.0            SERVICES
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5.1            Equipment Warranty and Maintenance Services

               5.1.1 During the term of an Equipment warranty or Contract for Equipment maintenance Services, NCR will maintain the covered Equipment in accordance with this Section and applicable Policies so that it complies with the warranties in Section 7.1.b. Unless otherwise stated, the initial term of a Contract for Equipment maintenance Services is one year and will automatically renew for additional one year terms unless you or NCR terminate it. You or NCR may terminate a Contract for Equipment maintenance Services at any time by providing 30 days advance written notice. On termination under this Section 5.1.1, NCR will refund the unapplied portion of any advance payment.

               5.1.2 NCR's Equipment warranty and prepaid or contract maintenance Services include parts and, if labor is included in the Service, labor during covered hours. NCR will charge separately for: (1) Supplies; (2) service calls outside of the applicable scope of contracted Service or coverage hours; (3) service calls for Equipment that was in good operating condition at the time of the call; (4) use of specified types of Equipment above their rated usage levels (which NCR will provide to you at your request); and (5) per-call Services covering Products outside of warranty or not on contract maintenance. NCR will also charge separately to repair Equipment which has failed due to:
               (i) an alteration to Equipment or Software or attachment not provided by NCR, approved by NCR in writing or compatible with NCR's standard interfaces; (ii) your use of Supplies or products acquired from third parties that are defective or that do not meet NCR standards or specifications; (iii) your or any third party's negligence, misuse, or abuse; or (iv) fire, smoke, water, or acts of God. Replaced parts become or remain NCR's property.

               5.1.3 You must maintain the Equipment site consistent with NCR specifications at your expense, and you must provide safe working conditions and appropriate utility services for maintenance personnel. When Equipment is under warranty or a Contract for maintenance Services, or is loaned to you under Section 9.0, you may not allow anyone other than NCR or an authorized NCR warranty service provider to maintain it. Before accepting an order for maintenance Services for Equipment that is not then under maintenance Services or which anyone other than NCR has installed or serviced, NCR may inspect and refurbish it at your expense. Orders for maintenance Services must include all of the same type of Equipment at a location.

               5.1.4 If NCR provides Services for products you acquire from third parties, NCR will maintain those products in good operating condition during the term of the Contract for those Services. NCR will not assume the manufacturer's warranty obligations or make modifications specified by the manufacturer unless otherwise agreed in writing.

5.2            Software Services

               5.2.1 During the term of a Software warranty or Contract for Software Services, NCR will perform the following in accordance with this Agreement and applicable Policies: (1)



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

               provide telephone access to NCR support resources to assist in resolving Software problems; and (2) distribute, at your request, Software updates. NCR will announce the availability of updates via internet postings or otherwise. Unless otherwise stated, the initial term of a Contract for Software Services is one year and will automatically renew for additional one year terms unless you or NCR terminate it. You or NCR may terminate a Software Services Contract at any time by providing 30 days advance written notice. On termination under this Section 5.2.1, NCR will refund the unapplied portion of any advance payment.

               5.2.2 NCR will provide Software Services for the most recent release and the prior release of covered Software. Software Services for the prior release may not include updates or code level fixes. When you order Software Services, you must order the same level of service (to the extent available) for all interdependent Software operating on the same Equipment. If you have licensed multiple copies of the same Software, you must order Software Services for each copy used at the same location.

               5.2.3 To permit NCR to provide Software Services, upon request you agree to assist in isolating Software problems. You also agree to provide modems and telephone lines for NCR to access your system remotely, to install and test all fixes and updates, and to perform other actions reasonably requested by NCR.

5.3 Professional Services -- When NCR performs Services for you, NCR may provide you with "Deliverables." Deliverables may include: (1) custom or third party Software in executable or source code form; and (2) written, visual, or audio materials such as architectural designs, data models, and training materials in either written or electronic form; which relate to your information processing systems. Software Deliverables may be subject to additional terms and conditions contained in an Addendum.


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6.0            LICENSE TO USE SOFTWARE AND DELIVERABLES
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6.1 Scope -- Subject to your payment of all one-time or periodic license fees,
NCR grants you a non-transferable, non-exclusive license to use Software and Deliverables under the terms of this Agreement. Unless the Contract or applicable Policies specify that the license to Software is periodic, your license is perpetual. If the Contract or applicable Policies do not specify usage terms such as the number of users or site license rights, you may use Software at any time on a single processing unit of the class and model for which you originally licensed it. You may use Software in object code only, unless you and NCR agree to additional terms regarding the use of source code. The license term for Software and Deliverables begins on delivery. Your license to use Software or Deliverables terminates automatically if you violate the license terms. When a license terminates, you will immediately stop using the Software or Deliverables and either return or destroy all copies.

6.2 General -- You may not copy Software or Deliverables; transfer, disclose, sublicense or distribute them to any party; or use them other than as allowed by this Agreement or a Contract, except that, subject to Section 2.4, (a) you may transfer Software and Deliverables to your


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affiliates who agree to be bound by
this Agreement, (b) you may give access to the Software and Deliverables to your consultants who agree to be bound by the license terms of this Section 6.0 and the Contract, for the sole purpose of performing consulting services for you, and (c) if you transfer Equipment to a third party, you may transfer Software running on that Equipment to the third party for that party's internal use only (and not for resale or redistribution) if you notify NCR and give the other party a copy of the license terms of the Contract, including this Section 6.0 and all usage limitations. The license transfer will be effective when the third party accepts the terms by initial use of the Software and pays any applicable relicense fees. You will retain copyright notices and proprietary legends on all copies of Software and Deliverables you possess or transfer. Software and Deliverables remain the property of NCR or its licensors. You will not take any steps, such as reverse assembly or reverse compilation, to derive a source code equivalent of Software.

6.3 Diagnostic Software -- NCR may provide Products to you that include software, data, documentation, and other material that NCR uses to diagnose the operation of the Products ("Diagnostic Tools"). Diagnostic software may be firmware or it may be loaded in memory from disks or other media. The Diagnostic Tools are not licensed for use by any person other than NCR Corporation. Diagnostic Tools are the confidential intellectual property of NCR and are provided solely to assist NCR in supporting its Products. They may not be copied, disclosed to any third party (except under the same terms as under Section 6.2(c)), or used by any person for any purpose whatsoever without NCR's express written consent. NCR may delete or remove Diagnostic Tools at any time without notice. NCR PROVIDES NO WARRANTIES FOR DIAGNOSTIC TOOLS AND IS NOT LIABLE FOR THEIR USE BY ANY PERSON OTHER THAN NCR.


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7.0            WARRANTIES
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7.1            Equipment, Supplies, Software, and Services - NCR warrants that:

               (a) Title in Equipment and Supplies will be free and clear except for NCR's security interest.

               (b) Equipment, Supplies, and Software media will be free from defects in material and workmanship and will conform to NCR Product Specifications. Software operation will materially conform to NCR Product Specifications (except for Software Deliverables, which are covered in 7.1(c) below).

               (c) Deliverables, including Software Deliverables, will materially conform to the specifications included in the applicable Addendum.

               (d) Equipment and Software listed in the "NCR Year 2000 Qualification List" ("Qualified Products") at the time of acquisition from NCR will comply with the "NCR Year 2000 Qualification Requirements Definition" in effect at the time of acquisition. Both the Qualification List and the Qualification Requirements Definition will be made available to you at your request. This warranty applies only to the performance of the


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               Qualified Products themselves, and does not extend to the use of
               Qualified Products in combination with other products, whether acquired from NCR or not. Notwithstanding Section 7.2, this warranty is not limited in duration.

               (e) It will provide Services in a professional manner consistent with Section 5.0, any Contract, and applicable Policies in effect at the time the Services are rendered.

               Equipment may include used components, which will not affect the applicable warranties.

7.2 Warranty Period -- Unless otherwise specified in a Contract or Policies at the time of delivery, the warranty period for Equipment and Supplies is 90 days, and for Software and Deliverables is 30 days. The warranty period begins on delivery of the Product. The warranty for a copy of a piece of Software covers only that specific copy; software fixes supplied under warranty Services may not be incorporated into other copies of the same Software which are not then under warranty or a Contract for Software Services.

7.3 Nonconformance with Warranties -- If Equipment, Software (except Software Deliverables, which are covered by the next sentence), or Supplies do not conform to their warranties during the applicable warranty period, NCR will without charge: (a) under Section 5.1 repair Equipment or replace it with a unit of Equipment that is at least functionally equivalent; (b) under Section 5.2 correct Software; or (c) replace Supplies. If NCR does not perform Services as warranted (including by providing Deliverables that do not conform to their warranties) and you provide prompt notice, NCR will use its best efforts to reperform them.

7.4            Refunds

               7.4.1 If NCR is unable to repair, correct, or replace Equipment, Software (except Software Deliverables, which are covered by Section 7.4.2), or Supplies under Section 7.3 within a reasonable time, you may return the defective Product and obtain a refund, within 30 days, or you may accept the Product "as is."

               7.4.2 If NCR is unable to reperform Services as warranted under
               Section 7.3 within a reasonable time (including by correcting any non-conforming Deliverables), you may terminate the Contract and obtain a refund of your payments to NCR for those Services and/or associated Deliverables. Your refund for a fixed term Services Contract will not exceed your most recent payment for such Services.

               7.4.3 If NCR makes a warranty in a Contract that does not have a specified remedy for its failure, and a problem arises concerning that warranty, you will notify NCR promptly in writing, and NCR will without charge correct the problem. If NCR is unable to correct the problem within a reasonable time, you may return the affected Product(s) and obtain a refund.

               7.4.4 Any refund under this Section 7.0 will be reduced on the same basis as you depreciate the Product(s) in your financial statements, calculated from the delivery date. If you do not depreciate the Product(s), the refund will be reduced on a 5-year straight-line basis.

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7.5 Warranty Services -- NCR will provide warranty Services under the applicable
Policies in effect when it delivers the Products. You may separately purchase expanded warranty Services from NCR, when available.

7.6 EXCEPT FOR WARRANTIES SPECIFICALLY CONTAINED IN THIS AGREEMENT OR A CONTRACT, NCR DISCLAIMS ALL WARRANTIES, EXPRESS AND IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND THOSE ARISING FROM A COURSE OF DEALING. NCR DOES NOT WARRANT THAT PRODUCTS WILL OPERATE UNINTERRUPTED OR ERROR FREE, OR THAT ALL DEFICIENCIES, ERRORS, DEFECTS OR NONCONFORMITIES WILL BE CORRECTED. NCR HAS NO WARRANTY OBLIGATION FOR PRODUCTS THAT YOU ACQUIRE FROM THIRD PARTIES, EVEN IF NCR ASSISTED IN EVALUATING OR SELECTING THEM. THE FAILURE OF PRODUCTS YOU ACQUIRE FROM THIRD PARTIES OR THEIR SUPPLIERS WILL NOT AFFECT YOUR OBLIGATIONS TO NCR. IF NCR DESIGNATES THAT PRODUCTS ARE PROVIDED "AS IS," THERE IS NO WARRANTY.

7.7 Exclusive Remedies -- Your rights and remedies set forth in this Agreement or a Contract are exclusive and in lieu of all other rights and remedies related to any Contract or Product (except to the extent that applicable law prohibits agreements to disclaim warranties or limit liabilities).


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8.0            YOUR OBLIGATIONS
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The successful performance of our Products depends on your knowledgeable selection and operation of the Products and your reasonable cooperation with NCR. Your obligations include, unless otherwise agreed:

               (a) determining whether the Products, if they perform as warranted, will meet your specific requirements;

               (b) giving NCR sufficient, free, and safe access to your facilities, free of any hazardous materials (e.g., asbestos) or conditions;

               (c) providing back-up equipment and services to safeguard your programs, data and funds;

               (d) giving NCR reasonable access to your employees, including clearly identified key contacts;

               (e) obtaining the commitment of your management to the success of the Products and communicating that commitment to all of your employees;

               (f) appropriately educating your employees on the use of the Products;

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               (g)  giving NCR information that it requests that is reasonably relevant to your implementation or operation of the Products;

               (h)  obtaining any necessary governmental permits or consents;

               (i)  implementing and operating the Products;

               (j)  testing and operating Software and all Software updates; and

               (k)  documenting Software problems.

If you cause a delay in NCR's performance under a Contract, NCR may charge you a reasonable amount for accommodating you. This reasonable amount is typically a standard $150.00 an hour.


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9.0            PRODUCT EVALUATION
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NCR may loan Products to you for your evaluation. You and NCR will agree in advance on: (1) the length of the evaluation period; (2) prices if you elect to acquire the Products; (3) the post-evaluation warranty periods, if any; and (4) who will bear related costs of freight, installation/deinstallation and maintenance. The evaluation period will begin when NCR delivers the Products to you. At the end of the evaluation period, you will make the Products available for return to NCR, or NCR will invoice you for the Products at the agreed prices. You agree not to move the Products to another location during the evaluation without NCR's consent. DURING YOUR EVALUATION, PRODUCTS ARE FURNISHED TO YOU "AS IS." IF YOU ARE DISSATISFIED WITH THEM FOR ANY REASON, YOUR EXCLUSIVE REMEDY WILL BE NCR'S REMOVAL OF THE PRODUCTS FROM YOUR SITE.


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10.0           DEFENSE OF INFRINGEMENT CLAIMS
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NCR will defend at its expense any claim or suit brought against you alleging that any Product infringes a patent, copyright or trade secret and will pay all costs and damages finally awarded, if you promptly notify NCR of the claim and give NCR (a) the information and cooperation that NCR reasonably asks for, and
(b) sole authority to defend or settle the claim. In handling the claim, NCR will obtain for you the right to continue using the Product or replace or modify the Product so that it becomes non-infringing. If NCR is unable to reasonably secure those remedies, as a last resort NCR will refund the purchase price for infringing Equipment and refund one-time license fees for infringing Software. The refund will be reduced on the same basis as you depreciate the infringing Product in your financial statements. If you do not depreciate it, the refund will be reduced on a 5-year straight-line basis. NCR is not obligated to indemnify you under this Section 10.0 if the alleged infringement is based on the use of the Product with other products not furnished directly by NCR, or on NCR's compliance with any designs, specifications or instructions provided by you, or if anyone other than NCR has



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modified the Product. THIS SECTION STATES NCR'S ENTIRE LIABILITY FOR
INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADE SECRETS, AND OTHER INTELLECTUAL PROPERTY RIGHTS.


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11.0           NCR'S LIABILITY
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Circumstances may arise where, because of NCR's default or other liability, you are entitled to recover damages from NCR. In each such instance, regardless of the basis on which you become entitled to claim damages, your sole remedy, and NCR's entire liability (except to the extent that applicable law prohibits agreements to limit liabilities), is as follows:

11.1 For failure (i) of Equipment, Supplies, and Software (other than Software Deliverables, which are covered by the next clause) to conform to their warranties during a warranty period, (ii) to perform Services (including by providing Deliverables that do not conform to their warranties) as warranted, and (iii) any warranty as set out in Section 7.4.3, as stated in Section 7.0.

11.2 For delays in delivery, as stated in Section 3.1 or as otherwise provided in a Contract.

11.3 For your dissatisfaction with Products that NCR loans to you, as stated in
Section 9.0.

11.4 For infringement of patents, copyrights, trade secrets, and other intellectual property rights, as stated in Section 10.0.

11.5 For bodily injury, including death, caused by NCR's negligence, NCR's liability will be unlimited, to the extent NCR's negligence caused the injury. For physical damage to tangible property, NCR will be liable for direct damages up to $1,000,000 per occurrence, to the extent NCR's negligence caused the damage.

11.6 FOR ALL CLAIMS NOT EXPRESSLY ADDRESSED IN SECTIONS 11.1 THROUGH 11.5 (OR IF THE REMEDIES IN THOSE SECTIONS ARE HELD TO HAVE FAILED OF THEIR ESSENTIAL PURPOSE OR ARE OTHERWISE HELD TO BE INVALID OR UNENFORCEABLE), INCLUDING BUT NOT LIMITED TO CLAIMS OF FRAUD OR MISREPRESENTATION ARISING OUT OF OR RELATED IN ANY MANNER TO THE PERFORMANCE OF ANY OBLIGATIONS UNDER A CONTRACT, NCR'S CUMULATIVE LIABILITY (INCLUDING REFUNDS AND THE VALUE OF REPLACEMENT PRODUCTS GIVEN TO YOU) WILL BE LIMITED TO YOUR PROVEN DIRECT DAMAGES NOT TO EXCEED THE AMOUNT YOU PAID NCR FOR THE APPLICABLE PRODUCT IN CONTROVERSY.

11.7 UNDER NO CIRCUMSTANCES ARE NCR, OR ITS OFFICERS, DIRECTORS, EMPLOYEES, AFFILIATES, SUBCONTRACTORS, OR SUPPLIERS LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES; OR FOR LOSS OF PROFITS, REVENUE, OR DATA; WHETHER IN AN ACTION IN CONTRACT, TORT,

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PRODUCT LIABILITY, STATUTE OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF
THOSE DAMAGES.

11.8 SECTIONS 11.6 AND 11.7 WILL SURVIVE FAILURE OF AN EXCLUSIVE OR LIMITED REMEDY.


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12.0           DISPUTE RESOLUTION
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12.1 Negotiation, Escalation and Mediation -- If any controversy or claim arises relating to this Agreement or any Contract, you and NCR will attempt in good faith to negotiate a solution to our differences, including progressively escalating any controversy or claim through senior levels of management. If negotiation does not result in a resolution within 15 business days of when one party first notifies the other of the controversy or claim, you and NCR will participate in good faith mediation as administered by the American Arbitration Association.

12.2 Arbitration -- Any controversy or claim between you and NCR, whether based on contract, tort, statute, or other legal theory (including but not limited to any claim of infringement, fraud, or misrepresentation) which cannot be resolved by negotiation or mediation will be resolved by binding arbitration under this
Section 12.2 and the then-current Commercial Rules and supervision of the American Arbitration Association. The duty to arbitrate will extend to any employee, officer, shareholder, agent, or affiliate of you or NCR making or defending a claim which would be subject to arbitration if brought by you or NCR. If any part of this Section 12.0 is held to be unenforceable, it will be severed and will not affect either the duty to arbitrate or any other part of this Section 12.0. The arbitration will be held in the United States headquarters city of the party not initiating the claim before a sole arbitrator who is knowledgeable in business information and electronic data processing systems. The arbitrator's award will be final and binding and may be entered in any court having jurisdiction. The arbitrator will not have the power to award punitive or exemplary damages, or any damages excluded by, or in excess of, any damage limitations expressed in this Agreement or a Contract. Issues of arbitrability will be determined in accordance solely with the federal substantive and procedural laws relating to arbitration; in all other respects, the arbitrator will be obligated to apply and follow the substantive law of the state of Massachusetts, as provided by Section 13.9.

12.3 Costs -- Each party will bear its own attorney's fees and other costs associated with the negotiation, mediation, and arbitration provided for by this
Section 12.0, except that costs and expenses of arbitration other than attorney's fees will be paid as provided by the rules of the American Arbitration Association. If court proceedings to stay litigation or compel arbitration are necessary, the party who unsuccessfully opposes such proceedings will pay all associated costs, expenses and attorney's fees which are reasonably incurred by the other party.

12.4 Two Year Limitation -- Neither you nor NCR may bring a claim or action regardless of form, arising out of or related to this Agreement, including any claim of fraud or misrepresentation, more than two years after the delivery of any Products at issue, or more than two years after cause of action accrues, whichever is later.

12.5 Confidentiality - In order to facilitate the resolution of controversies or claims between you and NCR, you and NCR will keep them confidential, including details regarding negotiations, mediation, arbitration, and settlement terms.

12.6 Substitute Products -- Your acceptance of refunds or substitute Products under this Agreement waives all claims relating to the nonperforming Products involved.


--------------------------------------------------------------------------------
13.0 MISCELLANEOUS TERMS
--------------------------------------------------------------------------------

13.1 Effective Date; Non-Waiver; Assignment -- The cover page of this Agreement specifies the effective date. If the date is left blank, the date NCR signs this Agreement or first provides Products to you is the effective date. Failure to enforce any term of this Agreement or a Contract is not a waiver of future enforcement of that or any other term. Neither you nor NCR may assign this Agreement, a Contract, or its rights or obligations under them without the express written consent of the other, except NCR may assign this Agreement or a Contract to an affiliate and may use subcontractors or resellers to fulfill its obligations.

13.2 Severability -- If any provision of this Agreement or a Contract is held to be illegal, invalid, or unenforceable, the provision will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remaining provisions of this Agreement or the Contract will remain in full force and effect.

13.3 Termination -- This Agreement will remain in effect until you or NCR terminate it on 30 days advance written notice. Termination of this Agreement will not terminate any existing Contract.

13.4 Insolvency and Bankruptcy -- On the occurrence of any of the following, all Contracts will automatically terminate unless the non-affected party elects to have any such contract continue:

               (a) the admission by either party in writing of its inability to pay its debts generally or the making of a general assignment for the benefit of creditors;

               (b) any affirmative act of insolvency by either party or the filing by or against any party of any petition or action under any bankruptcy, reorganization, insolvency arrangement, liquidation, dissolution or moratorium law, or any other law or laws for the relief of, or relating to, debtors; or

               (c) the subjection of a material part of either party's property to any levy, seizure, assignment or sale for or by any creditor, third party or governmental agency.

13.5 Confidentiality; Customer References -- Except as required by law, you and NCR will keep the terms and conditions of this Agreement and of Contracts, including pricing, confidential; provided, however, that NCR may without your consent disclose to third parties that you are a customer of NCR without revealing any specific terms of this Agreement or any Contract.

13.6 Notices -- All notices (including requests, consents or waivers) made under this Agreement or any Contract will be in writing and delivered by facsimile, electronic mail, or other electronic means (in which case the recipient will provide acknowledgment within one business day separately from any machine-generated automatic reply); or by prepaid means providing proof of delivery. Notices are effective upon receipt. NCR will send notices to you at the address on the face of this Agreement, and you will send notices to NCR at its local district office or other designated address, with an additional copy to:

                   General Counsel/Notices  WHQ-5
                   NCR Corporation
                   Dayton, OH  45479
                   Fax:       (937) 445-7214
                   Email:      law.notices@daytonOH.ncr.com

Either party may change its address upon notice as required by this Section.

13.7 Geographic Scope -- This Agreement applies only to the United States; NCR will not provide Products, including warranty or maintenance Services, outside the United States. You may not export Products without appropriate approvals from the United States and foreign government.

13.8 Force Majeure -- Neither party is liable for failing to fulfill its obligations due to acts of God, civil or military authority, war, riots, strikes, fire, or other causes beyond its reasonable control, except for your obligation to make payments.

13.9 Choice of Law -- New York law governs this Agreement, except for its laws regarding choice of law and as stated in Section 12.2; the United Nations Convention on Contracts for the International Sales of Goods does not apply.

THIS AGREEMENT TOGETHER WITH ANY CONTRACTS SETS OUT THE ENTIRE AGREEMENT WITH RESPECT TO YOUR ACQUISITION OF PRODUCTS FROM NCR. YOU ACKNOWLEDGE THAT YOU HAVE READ AND UNDERSTAND THE TERMS OF THIS AGREEMENT.

Executed on your behalf by:                        NCR CORPORATION

/s/ David L. Grey                                 /s/ George O. Tucker
--------------------                              --------------------
Authorized Signature                              Authorized Signature

David L. Grey                                     George O. Tucker
Printed Name                                      Printed Name

July 17, 2001                                     August 31,2001
Date                                                            Date

NCR CORPORATION                                             [GRAPHIC - NCR LOGO]

ORDER FOR PROCESSING SERVICES                  NCR Customer Information Services
--------------------------------------------------------------------------------
Customer Name

Ipswich Savings Bank
--------------------------------------------------------------------------------
Street Address

23 Market Street
--------------------------------------------------------------------------------
City, State and Zip Code

Ipswich, MA 01938
--------------------------------------------------------------------------------
Customer Number              Initial Term                 Contract Order Number

10180389                     36 months
--------------------------------------------------------------------------------

YOU AGREE TO PURCHASE OR LICENSE AND NCR CUSTOMER INFORMATION SERVICES (CIS), ON ACCEPTANCE, AGREES TO FURNISH THE APPLICATIONS LISTED BELOW FOR THE TERM INDICATED AND THE PRICES SPECIFIED ON THIS ORDER.

Term - The term for each processing application will commence upon the first processing of such application by NCR for you and will continue for the period specified. The term for any periodic Software license granted will commence upon delivery of the Software to you and will continue for the period specified. Estimated processing start dates and delivery dates are subject to change. Thereafter, the term for each such processing application and each Software license will renew automatically for a like period unless written notice of termination for each processing application and Software license is given. Notice of termination must be given not less than one hundred eighty (180) days prior to the scheduled end date of the initial term or renewal term when the termination will become effective.

Charges - Customer shall pay for Processing Services and Software in accordance with the rates and terms specified in this Order.


------------------------  --------------  ----------------------  -------------
   APPLICATION             APPLICATION      BILLING REFERENCE       ESTIMATED
      NAME                 CODE NUMBER           NUMBER             START DATE
------------------------  --------------  ----------------------  -------------
SAVINGS ACCOUNTS              5320
------------------------  --------------  ----------------------  -------------
CERTIFICATES > 180 DAYS       5320
------------------------  --------------  ----------------------  -------------
CERTIFICATES 30-180 DAYS      5320
------------------------  --------------  ----------------------  -------------
CERTIFICATES < 30 DAYS        5320
------------------------  --------------  ----------------------  -------------
NOW/DDA ACCOUNTS              5320
------------------------  --------------  ----------------------  -------------
LOANS                         5339
------------------------  --------------  ----------------------  -------------
LASER PRINTED BILL            3654
------------------------  --------------  ----------------------  -------------
LASER PRINTED STATEMENTS      3654
------------------------  --------------  ----------------------  -------------
LASER PRINTED DEL NOTES       3654
------------------------  --------------  ----------------------  -------------

------------------------  --------------  ----------------------  -------------

Ordered NCR Product and Services are subject to the Addendum, dated ________________, 200___, between You and NCR.

------------------------------------  ------------------------------------------
Executed by (Type or Print Name and    NCR Customer Information Services
Title)
------------------------------------  ------------------------------------------
Authorized Signature                   Authorized Signature            Date
 Date

------------------------------------  ------------------------------------------

NCR CORPORATION                                             [GRAPHIC - NCR LOGO]

ORDER FOR PROCESSING SERVICES                  NCR Customer Information Services
                                                                          Page 2
--------------------------------------------------------------------------------
Hours of On-line Operations

Standard hours of on-line system operation and availability are:
            __8____  a.m. to ___8____ p.m.  (_et__)  Monday through Thursday
            __8____  a.m. to ___8____ p.m.  (_et__)  Friday
            __8____  a.m. to ___4____ p.m.  (_et__)  Saturday
            __8____  a.m. to ___1____ p.m.  (_et__)  Sunday

Additional hours of system operations and availability may be assessed an extra charge.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Data Input and Transmission

For Account Processing, you will deliver or complete transmission of input data to NCR no later than ____7_____ p.m. (et___) Monday through Friday, and ___1____ p.m. (_et__) Saturday.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Processing and Delivery

NCR will use reasonable efforts to complete the processing of your input transactions and have completed work available for on-line access by you by __8_____ a.m. (_et__) of your next business day.

NCR will use reasonable efforts to make available regularly scheduled weekly and monthly reports within __48___ hours of the actual close of the period.

     Reports to be provided are:                           Frequency:
     ____see attached_______________________              _____________
     _______________________________________              _____________
     _______________________________________              _____________
     _______________________________________              _____________
     _______________________________________              _____________
     _______________________________________              _____________
     _______________________________________              _____________


NCR will use reasonable efforts to make available regularly scheduled daily reports by __8____ a.m. (_et__) of your next on-line day.

             Reports to be provided are:
             ______see attached_________________________________________
             _____________________________________________
             _____________________________________________
             _____________________________________________
             _____________________________________________
             _____________________________________________


NCR will use reasonable efforts to make available completed statements within _48__ hours of the end of the actual statement period.

--------------------------------------------------------------------------------

NCR CORPORATION                                             [GRAPHIC - NCR LOGO]


ORDER FOR PROCESSING SERVICES                  NCR Customer Information Services

                                                                          Page 3
--------------------------------------------------------------------------------

From time to time, NCR upgrades its offerings to bring improved solutions to its customers. During the Order term, NCR may, upon six (6) months advance written notice, replace the specific application it currently uses to provide Processing Services to you with an alternative application. If NCR replaces the processing application, NCR will use commercially reasonable efforts to minimize the disruption to your daily operations and will provide reasonable assistance (e.g, development and implementation of a project plan and appropriate training for your trainers) to facilitate this conversion. Within thirty (30) days of your receipt of NCR's notice of any such change, you agree to either (a) notify NCR in writing of your acceptance of the conversion date provided by NCR, or (b) notify NCR in writing of your intent to perform an evaluation of the replacement application to confirm that the replacement application provides substantially similar functionality as the application you currently utilize. If (1) you do not complete the evaluation within sixty (60) days of receipt of NCR's conversion notice, or (2) after performing such evaluation, you reasonably determine that the replacement application has substantially similar functionality as the application you currently utilize, you will notify NCR in writing of your agreement to complete the conversion as specified in NCR's conversion notice to you. If (a) you notify NCR within the sixty (60) day evaluation period that the replacement application does not contain substantially similar functionality as the application you currently utilize, and (b) any documented missing functionality is not identified (by the NCR user group) in a request for features to be included in a future release of the application for implementation prior to any proposed conversion date, you may terminate this Order at your convenience prior to the end of the Term without payment of early termination charges, provided however, you will pay NCR deconversion charges as indicated on the deconversion pricing schedule provided to you at that time. In the event of your request to terminate, NCR may require you to convert to an alternative service within six (6) months of NCR's notice.


--------------------------------------------------------------------------------


Any Services or Products not listed on this Order but requested by you will be provided at NCR's then-current prices.

--------------------  ----------------------------------  ----------  ------  -----  --------------
     APPL./ITEM                 PRODUCT DESCRIPTION        QTY.       PRICE    PER      MIN/MAX
       CODE NO.
--------------------  ----------------------------------  ----------  ------  -----  --------------
5320                  SAVINGS ACCOUNTS                    CURRENT     .44     ACCT   MONTHLY
--------------------  ----------------------------------  ----------  ------  -----  --------------
5320                  CERTIFICATES > 180 DAYS             CURRENT     .44     ACCT   MONTHLY
--------------------  ----------------------------------  ----------  ------  -----  --------------
5320                  CERTIFICATES 30-180 DAYS            CURRENT     .44     ACCT   MONTHLY
--------------------  ----------------------------------  ----------  ------  -----  --------------
5320                  CERTIFICATES < 30 DAYS              CURRENT     .44     ACCT   MONTHLY
--------------------  ----------------------------------  ----------  ------  -----  --------------
5320                  NOW/DDA ACCOUNTS                    CURRENT     .44     ACCT   MONTHLY
--------------------  ----------------------------------  ----------  ------  -----  --------------
5339                  LOANS                               CURRENT     .44     ACCT   MONTHLY
--------------------  ----------------------------------  ----------  ------  -----  --------------
3654                  LASER PRINTED BILL                  CURRENT     .09     PAGE   PAGE
--------------------  ----------------------------------  ----------  ------  -----  --------------
3654                  LASER PRINTED STATEMENTS            CURRENT     .085    PAGE   PAGE
--------------------  ----------------------------------  ----------  ------  -----  --------------
3654                  LASER PRINTED DEL NOTES             CURRENT     .09     PAGE   PAGE
--------------------  ----------------------------------  ----------  ------  -----  --------------

NOTES:

1. Term of this agreement is effective with the April 2001 invoice (which covers March activity).
2. If at any time during the current term of this contract, NCR announces that STARCOM will no longer be supported, Ipswich Bank can terminate this contract, without early termination charges, with 180 day written notification.
3. If NCR does not perform Services as warranted to your satisfaction during months 25 through 30 of this 36 month Order, and you provide NCR with prompt written notice, NCR will use its best efforts to remedy the nonconforming Service. If NCR is unable to cure the non-forming Service within 60 days from notice, you may provide NCR written notification of your intent to terminate this Order, without early termination charges.
4.   NCR's charges for contract termination can be found on the attached
     Schedule 2. These charges supersede the early termination fees listed in the Processing Services Addendum, if any.
5. Ipswich Savings Bank may provide written intent to convert to the STARCOM replacement system at any time during the term of this Order.
6. The following offer under this Section 5 is valid through December 14, 2001 only. If Ipswich Savings Bank signs an order for Profile by December 14, 2001, NCR will charge the bank the following for the conversion & education to the Profile system:
     o Based upon current volumes (April 2001) the bank will pay $29,500.00 (half of the calculated $59,000.00, which represents $14,000.00 for training/education and $45,000.00 for the actual account conversion).
     o This $29,500.00 includes the conversion of 45,000 accounts (currently bank has 38,648 open accounts). Any additional accounts over 45,000 will be charged .50 cents over and above the $29,500.00. This is to allow for potential account growth and potential account acquisition.

                                   SCHEDULE 1
REPORTS AND SERVICES

The STARCOM Financial System includes all standard reports listed below. The reports listed below are representative; their titles, contents and frequency are subject to change without notice.

I.   STARCOM Financial Deposit Account System Reports

        A.  Daily Report Preparation

                1.  Teller Terminal Proof
                2.  Daily Transaction Summary Report
                3.  Savings Transaction Journal
                4.  Savings Exception Activity Journal
                5.  NOW/DDA Account:
                     a.  Non-Sufficient and Uncollected Funds Report
                     b.  Waived Service Charge Journal
                     c.  Kiting Suspect Report
                     d.  Stop Payment Suspect Report
                     e.  Overdraft Journal
                     f.   Returned Items Report
                     g.  Non-Sufficient Funds (NSF) Notices
                     h.  Uncollected Funds Notices
                6.  Savings Trial Balance (Totals Only)
                7.  Savings Daily Maintenance Journal
                8.  CIF N & A Search Key Update
                9.  Direct Deposit Validation Report
               10.  NOW Inclearing Validation Report
               11.  ATM Transaction Validation
               12.  Savings Exception Recap Report
               13.  Savings Variable Rate Earnings Report
               14.  Certificate Maturity Update Journal
               15.  Permanent Withdrawal Order (PWO) and Income Processing
                      Update Journal
               16.  Autotrans Reconciliation Report
               17.  Summary of Month-to-Date Savings Account Activity
               18.  Misc. Receipts and Checks Issued Register
               19.  Misc. Receipts and Checks Issued Summary

        B.     Weekly Report Preparation

                1.  Savings Overdraft Trial Balance
                2. Savings Trial Balance (Fiche Only)

        C.     Monthly Report Preparation

                1.  Savings Trial Balance (Detail) (Fiche Only)
                2.  Certificate of Deposit Recap
                3.  Dormant and Inactive Report
                4.  New Account Listing
                5.  Closed Account Listing
                6.  Certificate of Deposit - Maturity Summary
                7.  Combined Statements Register
                8.  Retirement Account Billing Report
                9.  Retirement Account Trial Balance
               10.  Pension Fund Statements Register
               11.  STARS Overage Report/Notices
               12.  Investment Changes Report
               13.  Matured Investment Report
               14.  Accounts Eligible for Distribution
               15.  Accounts Requiring Distribution
               16.  Accounts Over Reinvestment Level
               17.  Age Summary Report
               18.  Distribution Summary

        D.     Periodic Report Preparation

                1.  Anticipated Earnings Recalculation Journal
                2.  Pre-Check Exception Report
                3.  Savings History Print
                4.  Savings Account Type Table Update Report
                5.  Stop Payment Expiration Report
                6.  Savings Masterfile Print
                7.  Parameter Update Journal
                8.  Check Register
                9.  Earnings Crediting Exception Report
               10.  Earnings Transfer Journal
               11.  Earnings Distribution Journal and Trial Balance (Fiche Only)

        E.     Annual Report Preparation

                1.  Purged Accounts Listing
                2.  Earnings Paid YTD Reported to IRS
                3.  Federal Forms Exception Report
                4.  STARS Shortage Report/Notices
                5.  All Federal Forms (see Schedule 2 for pricing)

II.  STARCOM Financial Loan Account System Reports

        A.     Daily Report Preparation

                1.  Collateral Loan Transaction Journal
                2.  Exception Loan Transaction Journal
                3.  Consumer Loan Transaction Journal
                4.  Commercial Loan Transaction Journal
                5.  Loan Transaction Journal
                6.  Mortgage Loan Active-Delinquent Journal
                7.  Mortgage Loan Transaction Journal
                8.  Loan SATT Index Rate Update
                9.  Loan Maintenance Journal
               10.  Input Loan Summary Trial Balance
               11.  Accrual Loan Trial Balance
               12.  Collection Loan Disbursement Report
               13.  Loan Trial Balance (Summary)
               14.  Summary of Month-to-Date Loan
               15.  Commercial Loan Delinquency Report
               16.  Commercial Loan New Account Report
               17.  Commercial Loan Paid-Off Account Report
               18.  Commercial Loan Line of Credit Report
               19.  Commercial Loan Collateral Control Report
               20.  Commercial Loan Maintenance Journal
               21.  Commercial Loan Review Report
               22.  Commercial Loan Trial Balance
               23.  Consumer Loan Exception Journal
               24.  Single Payment Loan Maturity Report
               25.  Single Payment Loan Renewal
               26.  New Consumer Loan Report
               27.  New Consumer Loan Report
               28.  Paid Off Consumer Loan Report
               29.  Subsidiary Journal Participation Loans
               30.  Subsidiary Journal Update Report
               31.  Construction Loan Update Report
               32.  Lot Status Report

        B.  Monthly Report Preparation
                1.  New Installation Loans Report
                2.  New Mortgage - Collateral Loans Report
                3.  Loans in Foreclosure Report
                4.  Paid Off Mortgage - Collateral Loans Report
                5.  Loan Trial Balance (Detail)
                6.  Accrued/Prepaid Journal
                7.  Delinquency Summary
                8.  Pledged Loan Report
                9.  Pledged Savings on Loan Accounts
               10.  Analysis of Loans by Asset Limitation Code
               11.  Analysis of Loans by FSLIC Location Code
               12.  Analysis of Loans by Interest Rate
               13.  Analysis of Loans by Location Code
               14.  Analysis of Loans by Purpose Code
               15.  Collateral Loan Report
               16.  Deferred Income and Expense Trailer Print
               17.  Deferred Expense Journal
               18.  Deferred Income Journal
               19.  Schedule RC-J Report
               20.  Section H Report
               21.  Maturity Projection Report
               22.  Commercial Delinquency Summary
               23.  Commercial Loan Inactive Account Report
               24.  Consumer Loan Delinquency Summary
               25.  (Mortgage) Loan Activity Report FNMA LASER
               26.  (Mortgage) Loan Activity Summary FNMA LASER
               27.  Monthly Payment/Note Rate Change FNMA LASER
               28.  Trial Balance FNMA LASER
               29.  FNMA 2010 Monthly Accounting Report
               30.  FNMA 2020 Liquidation Schedule
               31.  FNMA 2030 Monthly Summary Report
               32.  GNMA 1710A Issuer's Monthly Accounting Report
               33.  GNMA 1710E Liquidation Schedule
               34.  GNMA 1710D Issuer's Monthly Summary Report
               35.  MBS "Other" Detail Report
               36.  Cash Receipts Serviced Loans
               37.  Delinquent Serviced Loans
               38.  New/Closed Accounts Serviced Loans
               39.  Next Month Prepaid Serviced Loans
               40.  Prepaid Receipts Serviced Loans

               41.  Trial Balance Serviced Loans
               42.  Remittance Reconciliation
               43.  Participation Report Summary
               44.  308 Group Report (FHLMC MIDANET)

        C.     Periodic Report Preparation

                1.  Loan Masterfile Print
                2.  Commercial Loan Masterfile Print
                3.  Late Charge Journal
                4.  Delinquency Report
                5.  Slow Loan Report
                6.  Delinquency Report by Investor
                7.  Delinquency Summary by Investor
                8.  Consumer Loan Delinquency Report
                9.  Commercial Delinquency by Investor
               10.  Commercial Delinquency Summary by Investor
               11.  Consumer Delinquency by Investor
               12.  Consumer Delinquency Summary by Investor
               13.  Adjustable Mortgage Loan - Notice Options
               14.  Alternative Mortgage Instrument Analysis Report
               15.  Single Payment Loan Maturity Notice
               16.  Collection Card
               17.  Paid Off Loan Card
               18.  FNMA Special Trial Balance
               19.  Line of Credit Earnings Report
               20.  Line of Credit Trial Balance
               21.  Commercial Loan Compensating Balance Report
               22.  FHA Case Number Listing
               23.  IRS Report
               24.  Loan Disclosure Statement
               25.  Escrow Disbursements Due
               26.  Insurance Disbursements Due
               27.  MIP Disbursement Due
               28.  Taxes Due Report
               29.  Loan History Print
               30.  Purged Account Report
               31.  Pending Payoff Report
               32.  Loan Portfolio
               33.  Recycle/Assumption Report
               34.  Dealer Floorplan Update Report

               35.  Dealer Floorplan Collateral Report
               36.  Dealer Floorplan Report by Collateral Report
               37.  Dealer Trial Balance
               38.  Dealer Statistical Loan Volume
               39.  Dealer Floorplan Purged Collateral Report
               40.  Dealer Floorplan Report
               41.  Dealer Floorplan Inventory Report
               42.  Dealer Funds Report
               43.  Construction Loan Update Report
               44.  Construction Loan Builder Summary
               45.  Construction Loan Bill
               46.  Construction Loan Billing Summary
               47.  Construction Loan Summary Report
               48.  Construction Loan Master File Print
               49.  Loan Standard Account Type Table
               50.  Participation Report
               51.  Loan Totals Only Trial Balance
               52.  FHLMC Form 11 Detail
               53.  FHLMC Form 13SF Detail
               54.  FHLMC Form 381 Detail
               55.  FHLMC Delivery Detail Report
               56.  FHLMC Delivery Exception Report
               57.  FNMA Loan Schedule 1068
               58.  FNMA Loan Schedule 1069
               59.  FNMA Delivery Exception Report
               60.  Loan Masterfile Processing Report

III.  STARCOM Financial General Ledger System Reports

        A.  Daily Report Preparation

               1.  Transaction Entry Run Report:  Input Source Totals
               2.  Daily Trial Balance and Posting Run:  Detail and Summary
               3.  G/l Cycle Update Report
               4.  Trial Balance by Account
               5.  Trial Balance by Master Record
               6.  Master File Maintenance Report

        B.     Monthly Report Preparation

               1. Monthly Statement of Operations (Income and Expense)
               2.  Custom Statement of Conditions
               3.  Custom Statement of Operations
               4.  G/L Data Extract for Financial Information Plus

        C.  Periodic Report Preparation

               1.  Snapshot Report
               2.  Budget Report
               3.  Standing Journal Entry Snapshot Print Report
               4.  Account/Department Cross Reference Report
1.             Chart of Accounts



                                END OF SCHEDULE 1

                                   SCHEDULE 2

Except as otherwise provided for in this Order, in the event that Ipswich Bank terminates the Order prior to the end of the term for convenience, whether prior to or after certification, NCR shall be entitled to retain any deposit previously paid by and/or due from Ipswich Bank, any charges due for the initial conversion and masterfile set up, and in lieu of other damages actually incurred, the early termination charges listed below:

Termination
During Months
-------------

o    Month 1 - 12         Eight times the average monthly billing*

                          For the most recent three month period,
                          or eith times the proposed monthly
                          billing*, whichever is greater.

o    Month 13 - 24        Six times the average monthly billing* for
                          the most recent three month period.

o    Month 25 - 36        Four times the average monthly billing*
                          for the most recent three month billing.


*Monthly billing - as described above refers to Monthly Base charges and Data Communication charges only.

This schedule supersedes the early termination fees listed in the Processing Services Addendum, if any.

NCR CORPORATION                                             [GRAPHIC - NCR LOGO]


                          PROCESSING SERVICES ADDENDUM

                              Ipswich Savings Bank


This Processing Services Addendum between __Ipswich Savings Bank__ ("You") and NCR Corporation ("NCR") is agreed to on __________, 200___ (the "Effective Date").

Signed:

You                                          NCR Corporation

-------------------------------------        ----------------------------------


1.0  THIS ADDENDUM
     -------------
1.1 Our Contract with respect to Processing Services you acquire consists of the Master Agreement dated __________, 200___ ("Master Agreement"), this Addendum, the Order and any Schedules and Appendices attached to the Order, collectively referred to as the "Addendum". We may enter into more than one Order if multiple services are ordered by you from NCR. Unless otherwise agreed in writing, all Processing Services will be governed by the Addendum.

1.2 If a conflict exists between the terms and conditions of any of the documents referenced above, the order of precedence will be: (a) the Order and its Schedules and Appendices; (b) this Addendum; and (c) the Master Agreement. Any pre-printed language on your forms shall not apply.

1.3 AN ORDER MAY CONTAIN TERMS AND CONDITIONS, INCLUDING BUT NOT LIMITED TO WARRANTY AND LIABILITY PROVISIONS, WHICH REPLACE OR ADD TO THE TERMS AND CONDITIONS OF THIS ADDENDUM OR THE MASTER AGREEMENT. IF THE TERMS OF THIS ADDENDUM AND AN ORDER CONFLICT, THE ORDER WILL PREVAIL.


2.0  EFFECTIVE DATE
     --------------
2.1 This Addendum specifies the Effective Date above. If the date is left blank, the date NCR signs this Addendum or first provides Products to you is the Effective Date. Termination of this Addendum or the Master Agreement will not terminate any Order.

2.2 Each Order will specify an Effective Date for that Order and a term length, if applicable. The Order will automatically renew for a term of equal length to the Initial Term until terminated


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by either party by written notice to the other
no less than 180 days prior to the end of any Term, unless an Order is terminated according to Section 11.0 of this Addendum.

3.0  DEFINITIONS
     -----------
3.1 As used in this Addendum, the following terms will have the following meanings. Capitalized terms not defined in this Addendum will have the meanings assigned in the Master Agreement.

(a) "Order" means the Order for Products which defines the equipment, software, or services which you are acquiring from NCR, and any Schedules or Appendices attached to that Order.

(b) "Processing Services" means services performed by NCR in the handling and processing of your data.

(c) "Processing Center" means the NCR location which processes your data. Processing may occur in 1 or more Processing Centers.

3.2 Reference to the conduct of a party includes the conduct of employees, subcontractors or agents of that party. NCR may provide Services either directly or through subcontractors.


4.0 SCOPE
    -----
4.1 NCR will provide the Processing Services ordered by you in accordance with this Addendum and your Order. When performing the Processing Services, NCR will use reasonable care in the handling of your input media and data. NCR will, to the extent commercially reasonable, correct any errors or damage to your input media or data caused by NCR's fault or negligence at its expense.

4.2 Processing Services will have processing priority over other services at the Processing Center. In the event processing cannot continue on-site, Processing Services will receive processing priority over other services at the back-up processing site.


5.0 NCR'S RESPONSIBILITIES
    ----------------------
5.1 NCR will process your input data during NCR's regularly scheduled nightly processing hours. If you or your agent provides data input to the Processing Center after the designated hours, NCR will endeavor to reschedule the processing of the late data input prior to the next on-line day or Clearing Agent deadline. If late data input cannot be processed prior to the next on-line day or Clearing Agent deadline, NCR will process your late data input as soon as reasonably possible without interrupting previously scheduled processing activity.

5.2 NCR will provide reasonable assistance to you to satisfy Federal and State regulatory agencies requests for information. NCR maintains insurance coverage which provides adequate protection for its business needs.

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


5.3 NCR's Processing Centers have a disaster recovery plan in place which outlines procedures that will be followed in the event. NCR's disaster recovery plan for all Processing Centers is reviewed on a regular basis. The communications portion of the disaster recovery plan is tested every year on a rotating basis. Upon your written request, NCR will provide you with a copy of its disaster recovery contingency test for Processing Center(s) provided Services to you.

5.4 NCR will provide you with the information you may need to develop a disaster contingency plan which will work with NCR's plan.

5.5 NCR will use reasonable efforts to promptly incorporate published regulatory updates and changes that affect Processing Services.

5.6 NCR will notify you reasonably in advance of any system changes which impact the Processing Services you receive from NCR, and will provide sufficient information to assist you with any changes you may need to make, if any, in order to continue to receive the Processing Services.

5.7 NCR will retain your daily files for 30 business days, in addition NCR will retain your monthly files for 90 days, and your quarterly files for 1 year (or other period as may be required by regulation or law) after they are used for processing. Upon your written request and payment of applicable charges, if any, NCR will provide you with your master file data and all current account information maintained by NCR. NCR will retain records, etc., as NCR is required to by Federal and State regulatory requirements.


6.0  YOUR RESPONSIBILITIES
     ---------------------
6.1  You agree to maintain records, source and backup data:
     1)  for file and input data recreation, if necessary; and
     2)  as required by Federal and State regulatory requirements.

6.2  You agree to obtain and maintain:
     1) insurance coverage against loss of data as well as other steps required by law or regulation; and
     2) fidelity coverage to protect you from wrongful or dishonest acts committed by your employees, agents or subcontractors.

6.3 You agree to assume all expenses related to the delivery or transmission of input data to the Processing Center and the return delivery or transmission of data and reports. Input media must be in good condition and the data format must conform to NCR's specifications in order to avoid delays in processing. If input data is to be received from multiple locations, NCR will commence processing after all data is received at the Processing Center unless processing can begin prior to receiving all data.

6.4 You are responsible for implementation and operation of your accounting, management, and reporting systems, audit functions, and recovery routines. You are also responsible for the

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

operation and maintenance of your on-site computer systems and data communications equipment.

6.5 If system parameters for Processing Services are to be changed or portions of files are to be deleted, the Processing Center must be notified in writing at least 30 days in advance so that your change can be accommodated.

6.6 Corrections needed to Processing Services due to your submission of (i) unusable input data, (ii) data not in the proper format, or (iii) data not balanced properly, will be processed as soon as reasonably possible without interrupting previously scheduled processing activity. Additional processing time or other assistance required for these corrections may be charged to you at NCR's then-current rates.

6.7 You agree to check, balance and reconcile each report generated by NCR upon receipt. You agree to notify NCR in writing within 2 business days of receipt of the report of any discrepancies. Any claim by you for a discrepancy that NCR does not receive within this 2 business day period shall be forever barred. Should you discover a discrepancy after this time period, NCR will use its reasonable efforts to correct the discrepancy at its earliest convenience. However, given the difficulty of reprocessing beyond this 2 business day period, NCR may charge you at its then-current rates for the correction of this discrepancy.


7.0  REGULATORY AGENCIES AND OTHER LEGAL REQUIREMENTS
     ------------------------------------------------
7.1 The data, records and reports to be generated, received or maintained by NCR pursuant an Addendum may be subject to examination by Federal and State regulatory agencies that have jurisdiction over your business, to the same extent as such records would be subject if they were maintained and produced directly by yourself. Any expenses incurred by NCR associated with these audits may be billed to you (and other customers, as appropriate) at NCR's then-current rates.

7.2 You are responsible for notifying the appropriate Federal and State regulatory agencies of all information required concerning Processing Services including, but not limited to, the commencement and termination of Processing Services, and methods and control procedures used in processing your data.

7.3 During the term of an Addendum, the federal regulatory agency which governs your business will have the authority and responsibility to review and govern NCR and the Processing Services. NCR will provide the appropriate regulatory agency's District Director with a copy of the current third party review report when a review by any regulatory agency is performed. NCR will provide the regulatory agencies with a copy of NCR's current audited financial statements.

7.4 You or your authorized agent may audit your records at a mutually agreed-upon time. You agree to pay any reasonable expenses incurred by NCR in connection with any such audit.

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


8.0  INVOICING
     ---------
8.1 NCR will invoice you on a recurring basis for Processing Services. Other Products will be invoiced upon delivery. Invoices are due and payable upon receipt unless otherwise specified on the Order.

8.2 If Processing Services are suspended or terminated for failure to pay an undisputed invoice, you will be liable for reinstatement charges.


9.0  WARRANTIES
     ----------
9.1 THE PROVISIONS OF THIS SECTION 9.0 GOVERN NCR'S WARRANTY OBLIGATIONS FOR PROCESSING SERVICES AND, WITH RESPECT TO PROCESSING SERVICES, SUPERSEDE ANY INCONSISTENT PROVISION IN THE MASTER AGREEMENT.

9.2 NCR warrants that it will perform its obligations under this Addendum in a professional and workmanlike manner.

9.3 NCR'S LIABILITY AND YOUR SOLE REMEDY IN THE EVENT OF LOSS OF MEDIA OR DATA, DAMAGE OR CONTAMINATION TO EITHER DATA OR MEDIA, OR ERRONEOUS PROCESSING, WILL BE LIMITED TO REPLACEMENT OF THE MEDIA ON WHICH THE DATA IS STORED, AND TO THE EXTENT COMMERCIALLY REASONABLE, CORRECTION OF ERRORS IN PROCESSING. YOU AGREE TO ALWAYS MAINTAIN BACKUP DATA AS PROTECTION AGAINST SUCH LOSS, DAMAGE OR CONTAMINATION.

9.4 NCR WILL NOT BE RESPONSIBLE FOR ERRORS OR DELAYS RESULTING FROM THE FAULTY TRANSMISSION OF DATA FROM YOU, OR FOR DELAYS IN PROCESSING OR IN THE DELIVERY OF THE PROCESSED DATA IN ANY FORM DUE TO CAUSES BEYOND ITS CONTROL.

9.5 Upon your written request, NCR will procure for your telecommunication and/or data communication products and services from a provider ("Provider") of such products and services.

NCR IS NOT RESPONSIBLE FOR AND DOES NOT WARRANT THE PERFORMANCE OF ANY PROVIDER OR ITS SERVICES, AND YOU AGREE THAT NCR HAS NO LIABILITY TO YOU FOR SUCH PERFORMANCE OR SERVICES.

You agree to bound by the terms of (i) any agreement between NCR and the Provider for services rendered to or for you by the Provider, and (ii) any applicable tariff, which terms related to warranties, limitation of such Provider's liabilities, and the availability of remedies. If you file a claim against the Provider and obtain a judgment against it, or settle a controversy with the Provider, you agree that you will not be entitled to any remedies from NCR that are in addition to or in lieu of any remedies received from or settlements agreed to with the Provider.


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

9.6 Your rights and remedies set forth in this Addendum are exclusive and in lieu of all other rights and remedies related to any Order or Product.


10.0 CONFIDENTIALITY
     ---------------
10.1 "Confidential Information" means all data, reports, Software, specifications and information transmitted or received by either party during the term of an Order: (i) in documents or other tangible materials clearly marked CONFIDENTIAL or the like; (ii) data and reports which contain your input data; or (iii) orally or in any other intangible form, if at the time of disclosure the disclosing party tells the receiving party that the information is confidential, and within ten (10) days after that first disclosure, the disclosing party delivers to the receiving party documents or other tangible materials clearly marked CONFIDENTIAL or the like which discloses or describes that information.

               Confidential Information does not include information which: (a) is or becomes publicly known or readily ascertainable by the public through no wrongful act of the receiving party; (b) is independently developed by or for the receiving party; (c) the receiving party receives from a third party, if the receiving party does not know of any restrictions on the disclosure of that information; or (d) the disclosing party discloses to a third party without similar restrictions on disclosure.

10.2 During the term of an Order and for a period of two (2) years from the termination or non-renewal of an Order, each party will use reasonable efforts to prevent the disclosure of Confidential Information to any other person, unless disclosure is required by law. All materials containing Confidential Information delivered by a party under this Addendum are and will remain the disclosing party's property; at the disclosing party's written request, the receiving party must promptly return to the disclosing party all Confidential Information, except a single archival copy.


11.0 TERMINATION
     -----------
11.1 Either party may terminate this Addendum if:
     1) A party files a petition of bankruptcy or receivership, or makes an assignment for the benefit of creditors, or should a received be appointed or applied for; or

     2)  A party is unable to
         cure a default of any of its obligations hereunder within 30 days of written notice being received by the defaulting party.

If NCR is unable to cure a default, pursuant to this Paragraph 11.1, you may terminate an Order without obligation to NCR for early termination charges as defined below. You will be responsible to pay all other invoices, charges, etc., outstanding as of the termination date.

11.2 You may terminate for convenience an Order, in whole or in part, prior to the end of any term. In the event of an early termination, you agree to pay NCR a termination charge in accordance with NCR's then-current termination charges, unless otherwise specified on your Order, and repayment of any discounts granted to you during the term. If you terminate an Order for Processing Services in part and NCR is unable to reasonably continue to provide Processing

Services due to your partial termination, NCR reserves the right to terminate the Order in whole and you agree to pay early termination charges and repayment of discounts granted on the entire Order being terminated early. Upon receipt of your early termination notice, NCR will retain any deposit previously paid by and/or due from you, any discounts extended to you will no longer be granted through the remainder of the Order's term, and NCR will be paid in full by you for any other charges due to NCR as of the effective date of termination.

11.3 You may terminate an Order at the end of any term by providing NCR with written notice 180 days prior to the end of such term. You will not incur termination charges if the provisions of this paragraph 11.3 are met.

11.4 Upon receiving your notice of intent to terminate and upon placement of an Order for deconversion services, NCR will, when requested and when all invoices due have been paid, provide you with your account information contained in NCR's current files. This information will be provided in the standard machine format on media used by NCR at the time. All costs for programming, materials, computer time, project management, etc., will be paid by you in accordance with NCR's then-current price schedule.



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